LONG-TERM NOTES	12 Months Ended
Dec. 31, 2016
LONG-TERM NOTES [Abstract]
LONG-TERM NOTES
19.	LONG-TERM NOTES

On January 16, 2013, Hanwha Q CELLS Hong Kong Limited completed its issuance of three-year-period notes of $100 million (the “2013 Notes”). The 2013 Notes bear interests at a floating rate indexed to three-month LIBOR plus a margin of 2.23% per annum. Interests are payable on a quarterly basis from April 15, 2013 to January 15, 2016.

On January 11, 2016, the Group issued three-year-period notes of $100 million (the “2016 Notes”). The 2016 Notes bear interests at a floating rate indexed to three-month LIBOR plus a margin of 2.9% per annum. Interests are payable on a quarterly basis from April 11, 2016 to January 11, 2019. The Group repaid the 2013 Notes using the proceeds from issuance of 2016 Notes in January 2016.